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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 JANUARY 8, 2008
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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
                  MARYLAND                       1-4141               13-1890974
      (STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)
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                                TWO PARAGON DRIVE
                           MONTVALE, NEW JERSEY 07645
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                (201) 573 - 9700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02 RESULTS OF OPERATIONS & FINANCIAL CONDITIONS

On January 8, 2008, The Great Atlantic & Pacific Tea Company, Inc. announced fiscal 2007 third quarter and year to date results for the 12 and 40 weeks ended December 1, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information furnished in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

To supplement the consolidated financial results as determined in accordance with generally accepted accounting principles ("GAAP"), the press release presents non-GAAP financial measures for "EBITDA." EBITDA is defined as earnings before interest, taxes, depreciation, amortization, minority interest, equity in earnings of Metro, Inc., discontinued operations and the (loss) gain on the sale of A&P Canada. Ongoing, operating EBITDA is defined as EBITDA adjusted for items the Company considers non-operating in nature that management excludes when evaluating the results of the U.S. ongoing business. The Company believes the presentation of these measures is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by the Company's management and makes it easier to compare the Company's results with other companies that have different financing and capital structures or tax rates. In addition, these measures are also among the primary measures used externally by the Company's investors, analysts and peers in its industry for purposes of valuation and comparing the results of the Company to other companies in its industry. Adjusted EBITDA is reconciled to Net Cash provided from Operating Activities on Schedule 4 of this release.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c). Exhibits.

Exhibit 99.1 Press Release of The Great Atlantic & Pacific Tea Company, Inc., dated January 8, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

           By:                     /s/ Brenda Galgano
           Name:                 Senior Vice President
           Title:              And Chief Financial Officer

Dated:  January 8, 2008

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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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99.1              PRESS RELEASE DATED JANUARY 8, 2008